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                                                                    EXHIBIT 10.2


                        INTERNET CAPITAL GROUP, L.L.C.

                     OPTION PLAN FOR NON-EMPLOYEE MANAGERS

      [As amended and restated by the Board of Manager on April 13, 1998]

Section  1.  Purpose.
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               The purpose of the Plan is to promote the interests of the
Company and its members by attracting and retaining highly qualified independent Managers with an investment interest in the future success of the Company.

Section  2.  Definitions.
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               Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section.

               (a)  "Board" shall mean the Board of Managers of the Company.

               (b) "Company" shall mean Internet Capital Group, L.L.C., a Delaware limited liability company, or any successor company.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d)  [Intentionally Omitted]

               (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (f) "Fair Market Value" shall mean the fair market value of a Unit as determined by the Board in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the Units and the Units are registered under the Exchange Act, Fair Market Value shall mean the per share or aggregate value of a Unit as of any given date, determined as follows: (i) if the principal trading market for the Units is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Units are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Units on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting services, as applicable and as the Board determines.

               (g) "Grantee" shall mean a person granted an Option under the Plan.

               (h) "Manager" shall mean: (i) any individual serving as a member of the Board or (ii) if approved by the Board in advance, any entity designated by such individual.
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          (i)  "Non-Employee Managers" shall mean Managers who are not also employees of the Company or any of its consolidated subsidiaries, Safeguard Scientifics, Inc., TL Ventures or any of their consolidated subsidiaries.

          (j) "Options" shall mean non-qualified options granted under the Plan.

          (k) "Plan" shall mean this Option Plan for Non-Employee Managers as set forth herein and as amended from time to time.

          (l) "Publicly Traded" means the Company is required to register shares of any class of common equity under Section 12 of the Exchange Act.

          (m) "Unit" shall mean: (i) prior to the Company becoming Publicly Traded, one Membership Interest of the Company and (ii) on and after the Company becomes Publicly Traded, one or more units of equity interest in the Company as determined pursuant to Section 6.

Section  3.  Units Subject to the Plan.
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               Subject to the provisions of Section 6, the Units which may be issued pursuant to Options granted under the Plan shall not exceed 470,000 Units in the aggregate. Units issuable upon the exercise of any Option may be authorized but unissued Units or reacquired Units of Interests. Units subject to an Option which are not issued pursuant to the exercise of such Option shall be available for subsequent issuance under the Plan.

Section  4.  Grant of Options.
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               (a)  Eligibility. Only Non-Employee Managers of the Company shall
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be eligible to receive Options under the Plan. Upon election as a Non-Employee
Manager, any person who has not theretofore been a manager of the Company shall receive an Option under the Plan to purchase 47,000 Units (the "Initial Grant"). Thereafter, Options under the Plan to purchase an additional 20,000 Units (the "Service Grants") shall be granted to each Non-Employee Manager every two years on the anniversary in such year of the date the person became a Non-Employee Manager, provided that the maximum number of Units subject to Options which may be granted to a Non-Employee Manager under the Plan shall not exceed 107,000 Units. The Initial Grant shall be subject to the availability of Interests issuable under the Plan pursuant to Section 3 hereof, shall be subject to adjustment as provided in Section 6 hereof, and shall not be subject to the discretion of any person or persons.

               (b)  Exercise Price. The exercise price of each Unit subject to
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an shall be eligible equal the Fair Market Value of a Unit on the date such
Option is granted.

               (c)  Term; Exercise. Each Option shall have a term of eight years
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of Option grant or until the date the Company liquidates, whichever occurs earlier. Each Initial Grant shall become exercisable in four equal installments of a whole number of Units on the first,

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second, third and fourth anniversaries of the date of grant of such Option. Each
Service Grant shall become exercisable in two equal installments of a whole number of Units on the first and second anniversaries of the date of grant of such Option.

Section  5.  Exercise of Options.
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               Upon the exercise of any Option, the Grantee shall pay the exercise price of the Units being purchased (a) in cash or its equivalent; (b) in Units previously acquired by the Grantee, provided that if such Units were acquired through exercise of an option under this or a similar plan, such Units have been held by the Grantee for a period of more than one year from the date of exercise, and further provided that the Grantee shall not have tendered Units in payment of the exercise price of any other Option under the Plan or any other option plan of the Company within six calendar months of the date of exercise; or (c) in any combination of (a) and (b) above. In the event the Option price is paid, in whole or in part, with Units, the portion of the Option price so paid shall be valued based upon the determination of the Board on the business date of tender.

               The number of Units which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on Units set forth in Sections 3 and 4 hereof.

Section  6.  Certain Corporate Changes.
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               (a)  Splits, Etc. In the event of any change in the number or
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class of Units outstanding by reason of a dividend, split, subdivision or combination of Units, the number and class of Units subject to the Plan and to Options granted or to be granted under the Plan, and the exercise price of each outstanding Option, shall be proportionately adjusted (rounded to the nearest whole number of Units).

               (b)  Corporate Reorganizations. In the event of any corporation
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transaction including, without limitation, a transaction in which: (i) the
Company is to be dissolved or liquidated, (ii) the Company is a party to a merger or consolidation with another company in which the Company will not be the surviving entity, (iii) the outstanding Units are converted into cash, securities or other property, (iv) the Company becomes or is considered to be Publicly Traded under Section 162(m) of the Code or (v) the Company is a party to a reorganization, then upon exercise of the Options, the holder thereof shall be entitled only to receive for the exercise price thereof the amount of cash, securities or other property into or for which one Unit was converted or exchanged multiplied by the number of Units subject to such Option.

Section  7.  Termination of Managership.
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               Upon a Grantee ceasing to be a Non-Employee Manager of the
Company for any reason other than as a result of (i) the employment of such person by the Company or a consolidated subsidiary or (ii) the Grantee's death, such Grantee's Options shall be terminated 90 days after such Grantee's so ceasing to be a Non-Employee Manager; provided, however, that in

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no event shall the period extend beyond the expiration of the Option term; and
provided further that such Option shall not be exercisable for more than the maximum number of Units that the Grantee was entitled to purchase at the date of the Grantee's so ceasing to be a Non-Employee Manager.

          If a Grantee ceases to be a Non-Employee Manager as a result of the employment of such person by the Company or a consolidated subsidiary, then the Grantee's Options shall be terminated 90 days after the first date on which the Grantee is neither an employee or a Manager; provided, however, than in no event shall the period extend beyond the expiration of the Option term; and provided further that such Option shall not be exercisable for more than the maximum number of Units that the Grantee was entitled to purchase at the date of the Grantee so ceasing to be an employee or a manager.

          Upon the Grantee ceasing to be a Non-Employee Manager or an employee as a result of death, the period during which such Grantee's estate or the person or persons who acquired the right to exercise such Option by bequest or inheritance, may exercise any outstanding installments of such Grantee's Options which were exercisable as of the date of such death shall not exceed one year from the date of death, provided, however, that in no event shall the period extend beyond the expiration of the Option term. In no event shall any Option be exercisable for more than the maximum number of Units that the Grantee was entitled to purchase at the date of death.

Section  8.  General Provisions.
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               (a)  The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

               (b) Each Option grant shall be evidenced by a written instrument containing terms and conditions consistent with the Plan.

               (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Company, or any Units allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

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          (d)  No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee. Subject to the provisions of Section 7 hereof, in the event of a Grantee's death, his Options may be exercised by the Grantee's legal representatives.

          (e) Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate for Units under this Plan prior to fulfillment of all of the following conditions:

               (1) The listing, or approval for listing upon notice of issuance, of such Units on any securities exchange on which the Interests may then be traded;

               (2) Any registration or other qualification of such Units under any state or federal law or regulation, or other qualification which the Board shall, upon the advice of counsel, deem necessary or advisable;

               (3) The obtaining of any other required consent, approval or permit from any state or federal governmental agency; and

               (4) The execution by the Grantee (or the Grantee's legal representative) of such written representation that counsel for the Company shall advise is necessary or advisable to the effect that the Units then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such Units in any manner which may result in a violation of the Securities Act of 1933, as amended, and the placement upon certificates for such Units of an appropriate legend in connection therewith.

          (f) In no event shall the Company be required to issue a fractional Unit hereunder.

Section 9. Restrictions on Transfer.
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               (a)  Unless otherwise determined by the Board at or after grant, the Company shall have the right of first offer to repurchase any Units offered for sale by the Grantee, his executor, administrator, or beneficiaries, which shares were issued to the Grantee pursuant to one or more Options awarded to the Grantee under the Plan. Such offer shall be communicated to the Company by written notice, stipulating the terms and conditions of such offer therein, forwarded by registered or certified mail. The Company shall exercise its right to repurchase (or to designate a third party to repurchase) by giving written notice thereof by registered or certified mail to the Grantee, his executor, administrator or beneficiaries no later than 30 days after the date of the receipt of the offer. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the units being sold, together with appropriate duly signed stock powers transferring such units to the Company, and

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the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the units being sold.

          In the event that such offer shall not be accepted by written notice forwarded by registered or certified mail no later than 30 days after the date of the receipt of the offer, the Grantee, his executor, administrator or beneficiaries may dispose of the units offered to any person, firm or corporation, without restriction, except that the subsequent transfer of such units shall not be on terms more favorable to the transferee than the terms upon which the units were originally offered to the Company. If, within 60 days after the expiration of the 30-day period of any offer made hereunder, the Grantee, his executor, administrator or beneficiaries offering to sell any units issued hereunder, shall fail to consummate a sale thereof to any other purchaser, then no sale of such units may be made thereafter without again reoffering the same to the Company in accordance with the provisions of this subparagraph.

          (b) Unless otherwise determined by the Board at or after grant, in the event of the Grantee's termination of service on the Board, the Company shall have the right to repurchase all units issued or to be issued to the Grantee under this Plan at fair market value, as may be determined by the Board from time to time, but not less than the Grantee's cost. In the event that the Board determines in good faith that the Grantee has materially breached any non-compete or confidentiality agreement with the Company after termination of his tenure as a Manager or his employment, the price at which the Company shall have the right to repurchase such units shall be equal to the exercise price or purchase price paid by the Grantee.

          The Company's right to repurchase shall be exercisable at any time within one year after the date of Grantee's termination of service on the Board by the delivery of written notice by the Company to such effect to the Grantee, his executor, administrator or beneficiaries. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the shares being sold, together with appropriate duly signed stock powers transferring such shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the shares being sold.

          (c) The right of first refusal and buy-back rights shall terminate when the Company has consummated a public offering of its Common Stock pursuant to the Securities Act of 1933, as amended.

          (d) The right of first refusal and buy-back rights granted to the Company pursuant to subparagraphs in this Section 8 are separate and independent obligations of the Grantee and shall survive any termination of Board service. Furthermore, such rights shall not be construed as an absolute obligation on the part of the Company to repurchase any shares tendered.

          (e) Each certificate for shares issued by the Company to the Grantee shall bear an appropriate legend that the transfer of such shares is restricted by the provisions of this Plan.

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Section  10.  Effective Date. The Plan originally became effective on January
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16, 1997, the date of its initial adoption by the Board. This amended and restated Plan shall be effective on April 13, 1998.

Section  11.  Termination and Amendment. The Plan shall terminate on, and no
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Option shall be granted under the Plan after, the tenth anniversary of the
Plan's effective date or the date the Company liquidates, whichever occurs earlier. Unless otherwise terminated by action of the Board, the Plan will not terminate automatically as a result of the Company becoming or becoming considered Publicly Traded. The Board also may terminate the Plan or make such modifications or amendments to the Plan as it shall deem advisable.

                           *     *     *     *     *

          To record the adoption of this Plan, Internet Capital Group, L.L.C. has caused its authorized officer to affix its corporate name and seal this _____ day of _________, 1998.


CORPORATE SEAL                          INTERNET CAPITAL GROUP, L.L.C.



Attest: /s/ Donna M. Lightner                    /s/ Walter W. Buckley, III
       ______________________               __________________________________
                                        By:  Walter W. Buckley, III, President

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